DISPOSITIONS	12 Months Ended
Dec. 31, 2024
Disposals Of Non-current Assets [Abstract]
DISPOSITIONS	DISPOSITIONS
(a)    Dispositions completed in 2024
For the year ended December 31, 2024, the company did not have any significant dispositions.
(b)    Dispositions completed in 2023
Dealer software and technology services operation
On May 1, 2023, the company’s dealer software and technology services operation completed the sale of its non-core division servicing the heavy equipment sector for total consideration of $490 million, resulting in a pre-tax net gain of $87 million recorded in the consolidated statements of operating results, included in gain (loss) on acquisitions/ dispositions, net.
Power delivery business
During February 2023, the company’s nuclear technology services operation completed the sale of its power delivery business for gross proceeds of $275 million, resulting in a pre-tax net gain of $14 million recorded within net income from discontinued operations in the consolidated statements of operating results. See Note 9 for additional information.
Nuclear technology services operation
On November 7, 2023, the company completed the sale of its nuclear technology services operation to a strategic consortium led by Cameco Corporation and Brookfield Renewable Partners, a related party to the company, for total consideration of $3.8 billion, net of transaction closing costs. Upon sale of the business, the company derecognized $2.4 billion of intangibles and goodwill, $1.0 billion of property, plant and equipment, $0.3 billion of deferred tax assets, $3.7 billion of borrowings, and $0.1 billion of other net liabilities. The company recorded a pre-tax net gain of $3.9 billion recorded within net income from discontinued operations in the consolidated statements of operating results. See Note 9 for additional information.